                                                                      EXHIBIT 16

               LIMITED MATURITY GOVERNMENT FUND -- CLASS A SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996


Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $12.15
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................    $999.54    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................    (0.05%)    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $12.15
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,033.41    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.34%    =  T
   TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED
   DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $12.15
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,171.36    =  ERV
One year period ended 12/31/96..............................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.21%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $12.15
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,211.01    =  ERV
One year period ended 12/31/96..............................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.90%    =  T

               LIMITED MATURITY GOVERNMENT FUND -- CLASS A SHARES

        TOTAL RETURN CALCULATION TEN YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $12.15
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,665.05    =  ERV
One year period ended 12/31/96..............................         10    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      5.23%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $12.15
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,721.40    =  ERV
One year period ended 12/31/96..............................         10    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      5.58%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $12.15
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,757.56    =  ERV
Inception through 12/31/96..................................      10.55    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      5.49%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $12.15
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,816.30    =  ERV
Inception through 12/31/96..................................      10.55    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      5.82%    =  T

               LIMITED MATURITY GOVERNMENT FUND -- CLASS A SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................    ERV - P    =  T
                                                                -------
                                                                      P
Including Payment of the Sales Charge
Net Asset Value.............................................     $12.15
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,757.56    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     75.76%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $12.15
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,816.30    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     81.63%    =  T

LIMITED MATURITY GOVERNMENT FUND

   Formula                  Total Income         -      Total Expenses
Class A Shares   [(((( ---------------------------------------------------) +1)(6))-1)(n)2] = SEC Yield
                       Average Dividend Shares   X   Public Offering Price


                              $190,134           -          $40,315
Class A Shares   [(((( ---------------------------------------------------) +1)(6))-1)(n)2] =   4.34%
                             $3,325,404          X           $12.56

               LIMITED MATURITY GOVERNMENT FUND -- CLASS B SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $12.18
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................    $997.51    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................    (0.25%)    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $12.18
Initial Investment..........................................   $1000.00    =  P
Ending Redeemable Value.....................................  $1,026.93    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      2.69%    =  T
        TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED DECEMBER 31, 1996
Formula.....................................................    P(1+T)n    =  ERV
Including Payment of the Sales Charge
Net Asset Value.............................................     $12.18
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,167.77    =  ERV
One year period ended 12/31/96..............................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.15%    =  T
Excluding Payment of the Sales Charge
Net Asset Value.............................................     $12.18
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,167.77    =  ERV
One year period ended 12/31/96..............................          5    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.15%    =  T

               LIMITED MATURITY GOVERNMENT FUND -- CLASS B SHARES

          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $12.18
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,180.88    =  ERV
Inception through 12/31/96..................................       5.16    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.27%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $12.18
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,180.88    =  ERV
Inception through 12/31/96..................................       5.16    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.27%    =  T
              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................    ERV - P    =  T
                                                                -------
                                                                      P
Including Payment of the CDSC
Net Asset Value.............................................     $12.18
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,180.88    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     18.09%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $12.18
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,180.88    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     18.09%    =  T

LIMITED MATURITY GOVERNMENT FUND

   Formula                  Total Income         -      Total Expenses
Class A Shares  [((((  ---------------------------------------------------) +1)(6))-1)(n)2]   =   SEC Yield
                       Average Dividend Shares   X   Public Offering Price


                              $107,710           -          $37,509
Class A Shares  [((((  ---------------------------------------------------) +1)(6))-1)(n)2]   =     3.70%
                              1,883,767          X           $12.18

                 LIMITED MATURITY GOVERNMENT -- CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED DECEMBER 31, 1996

Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $12.16
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,016.36    =  ERV
One year period ended 12/31/96..............................          1    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      1.64%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $12.16
Initial Investment..........................................   $1000.00    =  P
Ending Redeemable Value.....................................  $1,026.16    =  ERV
One year period ended 12/31/96..............................          1    =  n
TOTAL RETURN FOR THE PERIOD.................................      2.62%    =  T
          TOTAL RETURN CALCULATION INCEPTION THROUGH DECEMBER 31, 1996
Formula.....................................................  P(1+T)(n)    =  ERV
Including Payment of the CDSC
Net Asset Value.............................................     $12.16
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,124.79    =  ERV
Inception through 12/31/96..................................       3.65    =  (n)
TOTAL RETURN FOR THE PERIOD.................................      3.27%    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $12.16
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,124.79    =  ERV
Inception through 12/31/96..................................       3.65    =  n
TOTAL RETURN FOR THE PERIOD.................................      3.27%    =  T

               LIMITED MATURITY GOVERNMENT FUND -- CLASS C SHARES

              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH DECEMBER 31, 1996

Formula.....................................................    ERV - P    =  T
                                                                -------
                                                                      P
Including Payment of the CDSC
Net Asset Value.............................................     $12.16
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,124.79    =  ERV
TOTAL RETURN FOR THE PERIOD.................................      12.48    =  T
Excluding Payment of the CDSC
Net Asset Value.............................................     $12.16
Initial Investment..........................................  $1,000.00    =  P
Ending Redeemable Value.....................................  $1,124.79    =  ERV
TOTAL RETURN FOR THE PERIOD.................................     12.48%    =  T

LIMITED MATURITY GOVERNMENT FUND

   Formula                  Total Income         -      Total Expenses
Class A Shares  [((((  ---------------------------------------------------) +1)(6))-1)(n)2]   =   SEC Yield
                       Average Dividend Shares   X   Public Offering Price


                               $22,246           -          $7,775
Class A Shares  [((((  ---------------------------------------------------) +1)(6))-1)(n)2]   =     3.70%
                              $388,813           X          $12.16

                        LIMITED MATURITY GOVERNMENT FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED DECEMBER 31, 1996

                        CURRENT ANNUAL INCOME PER SHARE
                             CURRENT OFFERING PRICE

                                                                $.660
Class A Shares..............................................    ------    =   5.25%
                                                                $12.56

                                                                $.564
Class B Shares..............................................    ------    =   4.63%
                                                                $12.17

                                                                $.564
Class C Shares..............................................    ------    =   4.64%
                                                                $12.16